                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Assignment") is made and entered as of February 5, 2004 between Pinnacle Towers Inc., a Delaware corporation ("PTI"), Global Signal Inc. ("Global Signal" and, together with PTI, each an "Assignor" and collectively the "Assignors") and Global Signal Services
LLC, a Delaware limited liability company (the "Assignee").

         The parties hereto agree as follows:

         1. Assignment and Assumption. Effective as of the date hereof, each
Assignor hereby assigns to Assignee all of such Assignor's rights and obligations in, to and under the agreements and offer letters listed on Schedule
A under such Assignor's name (collectively, the "Assigned Agreements"), and
Assignee hereby accepts such assignment and assumes and agrees to fully perform and discharge all duties and obligations of such Assignor under the Assigned
Agreements in accordance with the terms thereof.

         2. Further Assurances. Each party hereby agrees, at the request of any other party, to do all such further acts, and to execute and deliver all such further instruments and documents, as may be reasonably necessary to effect or further evidence the assignments contemplated hereby.

         3. Disclaimer and Exclusion of Warranties. Neither of the Assignors
makes any representations or warranties whatsoever, express or implied, with respect to or relating to the Assigned Agreements or any other matter relating thereto.

         4. Governing Law. This Assignment shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the laws of Florida.

         5. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

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         IN WITNESS WHEREOF, the parties have executed this Assignment on the date first above written.

                                   ASSIGNORS:

                                   PINNACLE TOWERS INC.

                                   By: /s/ David Grain
                                       -------------------------
                                   Name: David Grain
                                   Title: President

                                   GLOBAL SIGNAL INC.

                                   By: /s/ David Grain
                                       -------------------------
                                   Name: David Grain
                                   Title: President

                                    ASSIGNEE:

                                    GLOBAL SIGNAL SERVICES LLC

                                    By: /s/ David Grain
                                       -------------------------
                                    Name: David Grain
                                    Title: President

                         SCHEDULE OF ASSIGNED AGREEMENTS

From Global Signal Inc. (formerly known as Pinnacle Holdings Inc.):

1.  Brett Buggeln--Employment Agreement dated as of December 17, 2002 and any amendments thereto.

2.  Jason Catalini--Employment Agreement dated as of February 11, 2003 and any amendments thereto.

3.  Keith Drucker--Employment Agreement dated as of December 16, 2002, and any amendments thereto.

4.  William T. Freeman--Employment Agreement (also with Pinnacle Towers) dated as of August 19, 2003, Executive Severance Compensation Agreement (with
    Pinnacle Towers) dated as of December 28, 2001, Notice to Employees with
    Severance Benefit Agreements (undated), and in each case any amendments thereto.

5.  David J. Grain--Executive Employment Agreement dated as of January 31, 2003, and any amendments thereto.

6.  Jeffrey Langdon--Employment Agreement dated as of February 26, 2003, and any amendments thereto.

7.  W. Scot Lloyd--Employment Agreement dated as of November 25, 2002, and any amendments thereto.

From Pinnacle Towers, Inc. ("PTI")

1.  Camille Blommer--Offer Letter dated as of June 7, 1999, Indemnification
    Agreement dated January 17, 2003, and in each case any amendments thereto.

2.  Stephen W. Crawford--Offer Letter dated as of May 13, 2003, Indemnification
    Agreement dated as of September 22, 2003, and in each case any amendments thereto.

3.  Tom W. Guard--Offer Letter dated as of March 1, 2002, Indemnification
    Agreement dated as of January 17, 2003, Executive Severance Compensation
    Agreement dated as of April 8, 2002, Letter concerning PTI Retention and
    Completion Plan dated as of April 12, 2002, and in each case any amendments thereto.

4.  Paul L. Nussbaum--Offer Letter dated as of June 3, 2003, and any amendments thereto.

5.  Massoud Sedigh--Offer Letter dated as of April 30, 2003, Indemnification
    Agreement dated as of September 22, 2003, and in each case any amendments thereto.

6.  Keith Drucker--Indemnification Agreement dated as of January 17, 2003, and any amendments thereto.

7.  William T. Freeman--Employment Agreement (also with Global Signal) dated as of August 19, 2003, Indemnification Agreement (also with Global Signal)
    dated as of January 17, 2003, Executive Severance Compensation Agreement
    dated as of December 28, 2001, Notice to Employees with Severance Benefit
    Agreements (undated), and in each case any amendments thereto.

8.  David J. Grain--Indemnification Agreement dated as of February 19, 2003, and any amendments thereto.

9.  Jeffrey Langdon--Indemnification Agreement dated as of May 8, 2003, and any amendments thereto.

10. W. Scot Lloyd--Indemnification Agreement dated as of January 17, 2003, and any amendments thereto.